UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2007 (October 15, 2007)

AVASOFT, INC.

(Exact name of registrant as specified in charter)

Nevada	000-32921	87-0365131
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2206 Plaza Drive, Suite 100

Rocklin, California 95765

(Address of Principal Executive Offices)

(916) 771-0900

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Forward Looking Statements

This Form 8-K and other reports filed by Avasoft, Inc., a Nevada corporation (the “Registrant” or “Avasoft”), from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

Item 1.01

Entry into a Material Definitive Agreement.

On October 15, 2007, the Registrant entered into a stock purchase agreement (“Stock Purchase Agreement”) with Andrew Wells and Andrew Downes, the sole shareholders of Ezee Whip Europe Limited (“Ezee Whip Shareholders”), to acquire all of the outstanding equity securities of Ezee Whip Europe Limited, a company registered in England and Wales (“Ezee Whip”), in a stock for stock and cash transaction.

The information below is a summary description of the Stock Purchase Agreement and is qualified in its entirety by reference to the Stock Purchase Agreement, including all annexes, exhibits and schedules attached thereto, and any related documents that Registrant has filed as exhibits to this Report.

Ezee Whip holds licensing rights to manufacture, market and distribute soft-serve based ice cream products in part of Europe similar to the rights that Avasoft holds in North America.  Under the terms of the agreement, the Registrant will acquire from the Ezee Whip Shareholder all of the Ezee Whip equity securities in return for $1,250,000 in stock and cash (“Purchase Price”).  $1,000,000 will be payable with 1,305,142 shares of restricted Registrant common stock (“Share Consideration”).  The remaining $250,000 of the Purchase Price shall be payable in cash within 10 days of the earlier of (i) the completion of an equity financing of Registrant of at least $3,000,000 or (ii) December 31, 2007 (“Cash Consideration”).  The closing of the transactions contemplated by the Stock Purchase Agreement occurred on October 15, 2007.

If the Cash Consideration is not paid by December 31, 2007, it will accrue interest at 10% per annum.  If the Cash Consideration is not paid by June 30, 2008, the Ezee Whip Shareholders have the option to repurchase Ezee Whip from the Registrant by waiving the Cash Consideration and transferring 50% of the Share Consideration, or proceeds from the sale of 50% of the Share Consideration to the Registrant.  If the Ezee Whip Shareholders forego such option but the Cash Consideration is not paid by December 31, 2008, the Ezee Whip Shareholders have the option to repurchase Ezee Whip from the Registrant by waiving the Cash Consideration.

The Registrant has agreed to register the Share Consideration with the Securities and Exchange Commission and to allow such shares to be traded on the OTC Bulletin Board.  If the Share Consideration is not tradable on the Bulletin Board by December 31, 2007 then Ezee Whip Shareholders shall be entitled to receive an additional 1% of the Share Consideration for each month that the Share Consideration is not tradable.

The Registrant shall also cause Ezee Whip to repay certain existing loans including the ₤10,000 loan payable to Ezee Whip Ice Cream (Overseas) Limited (“Intercompany Loan”) and ₤65,000 to the Ezee Whip Shareholders (“Vendor Loans”).  Avasoft shall pay ₤15,000 to Andrew Wells within three days of closing in reduction of the Vendor Loans.  At the end of each month starting with October 31, 2007 until April 30, 2008, Avasoft shall repay the Vendor Loans and then the Intercompany Loan, with proceeds from net invoice value of the stocks of ice cream filled cartridges owned by or delivered to Ezee Whip at closing.  Avasoft shall repay the balance of such loans, if any, on April 30, 2008.  For purposes of this agreement, one British pound shall be equivalent to two U.S. dollars.

Avasoft shall pay its own legal costs and shall pay all legal costs of the Ezee Whip Shareholders in connection with this transaction in excess of $5,000.

In connection with this acquisition, Ezee Whip entered into a license agreement (“License Agreement”) with Ezee Whip Ice Cream (Overseas) Limited, a company registered in England and Wales (“Licensor”).  The information below is a summary description of the License Agreement and is qualified in its entirety by reference to the License Agreement, including all annexes, exhibits and schedules attached thereto, and any related documents that Registrant has filed as exhibits to this Report.

Under the License Agreement, Licensor licensed to Ezee Whip the right to manufacture, market, promote, distribute and sub-license products based on the soft-serve ice cream patent (and any future inventions derived from such patent) held by Licensor.  Ezee Whip shall pay a royalty payment based on the number of ice cream cartridges sold.  The license terminates (1) upon material breach that has not been remedied within 60 days of written notice; (2) upon a resolution being passed for the winding up or bankruptcy of any party or the appointment of a liquidator, receiver or administrator of either party; or (3) by the Licensor if the Cash Consideration of the Stock Purchase Agreement is not paid to the Ezee Whip Shareholders by December 31, 2008.

Both the Stock Purchase Agreement and the License Agreement shall be governed by English law and the parties will submit to the jurisdiction of the English courts.

Item 2.01

Completion of Acquisition of Assets.

On October 15, 2007, the Registrant entered into a stock purchase agreement (“Stock Purchase Agreement”) with Andrew Wells and Andrew Downes (“Ezee Whip Shareholders”) to acquire all of the outstanding equity securities of Ezee Whip Europe Limited, a company registered in England and Wales (“Ezee Whip”) in a stock for stock and cash transaction.  The transaction closed on October 15, 2007.

In connection with the closing, Mr. Downes shall be appointed as the Chief Operating Officer of Avasoft.  There was no other relationship between either Ezee Whip Shareholder and the Registrant aside from the stock purchase agreement transaction.

A copy of the Registrant’s press release is attached hereto as Exhibit 99.4, and the information in Exhibit 99.4 is incorporated herein by reference.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.  The Registrant’s common shares were issued to the Ezee Whip Shareholders without registration under the Securities Act of 1933 as amended, pursuant to an exemption under Section 4(2) of the Securities Act.

Item 5.02

Appointment of Certain Officers

Mr. Andrew Downes was appointed as Chief Operating Officer of the Registrant effective October 15, 2007.

Mr. Downes, 41 years old, has over 15 years’ experience serving at senior executive and director level positions within the United Kingdom ice cream industry.  He was responsible for bringing to market the first soft ice cream cartridge system in the United Kingdom.  This business was subsequently acquired by Richmond Ice Cream, the United Kingdom’s largest ice cream producer.  He served for three years as Richmond’s National Business Manager and oversaw the re-launch of the system as Nestle’s Ice Creamery.  After leaving Richmond at the end of 2004, he has served as Managing Partner of Ezee Whip, which owns and licenses intellectual property rights in the cartridge system to us.  Mr. Downes has first-hand experience in product and equipment development and manufacture, establishment of distribution networks, marketing and negotiations at all levels.

There are no family relationships among the directors or executive officers.

Avalanche Products, Inc., a wholly-owned subsidiary of the Registrant, and Ezee Whip Ice Cream (Overseas) Limited (“Ezee Ice Cream”) entered into a License Agreement in which Avalanche licensed the right to manufacture, market, produce and distribute cartridges and ice cream based soft serve ice cream dispensing patent technology.  Mr. Downes is an officer, director and major shareholder of Ezee Ice Cream.

Other than the license agreement between Ezee Whip Ice Cream and the Company and the stock purchase agreement described under Item 1.01 and ancillary agreements and arrangements mentioned thereunder, there is no material plan, contract or arrangement (whether or not written) to which Mr. Downes is a party or in which he participates that is entered into or material amendment in connection with the triggering event or any grant or award to Mr. Downes or modification thereto, under any such plan, contract or arrangement in connection with any such event.

Also other such stock purchase agreement described above and ancillary agreements and arrangements mentioned thereunder, there are no transactions, since the beginning of the Registrant’s last fiscal year, or any currently proposed transaction, in which the Registrant was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Registrant’s total assets at year-end for the last three completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Item 9.01

Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Audited Consolidated Financial Statements of Ezee Whip Europe Limited as of December 31, 2006 will be filed by amendment within 71 calendar days.

The Unaudited Condensed Combined Financial Statements of Ezee Whip Europe Limited as of September 30, 2007 and for the three months ended September 30, 2007 and 2006 will be filed by amendment within 71 calendar days.

(b) Pro Forma Financial Information.

The Pro Forma Financial Information of the combined entities will be filed by amendment within 71 calendar days.

(d) Exhibits.

10.1	Stock Purchase Agreement by and among the Registrant, Andrew Wells and Andrew Downes dated as of October 15, 2007

10.2	License Agreement by and between Ezee Whip Europe Limited and Ezee Whip Ice Cream (Overseas) Limited dated as of October 15, 2007

99.1	Audited Financial Statements of Ezee Whip Europe Limited as of December 31, 2006*

99.2	Unaudited Financial Statements of Ezee Whip Europe Limited as of September 30, 2007*

99.3	Pro Forma Financial Information*

99.4	Press Release dated October 16, 2007

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* To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2007	Avasoft, Inc.

	By:	/s/ James Wheeler
James Wheeler
Chief Executive Officer

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